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                                                                   STATEMENT OF
                                                         ADDITIONAL INFORMATION
                                                                January 1, 1997


Excelsior Institutional Money Fund

         Excelsior Institutional Money Fund (the "Fund") is a series of Excelsior Funds (the "Trust"). This Statement of Additional Information describes the Fund only and no other series of the Trust.

Table of Contents                                            Page
-----------------                                            ----
The Trust..................................................   3
Investment Objective, Policies and Restrictions............   3
Securities Transactions....................................  14
Yield Information..........................................  15
Determination of Net Asset Value; Valuation of
  Securities; Redemption in Kind...........................  16
Additional Purchase and Redemption Information.............  18
Management of the Trust and the Portfolio..................  19
Independent Accountants....................................  32
Taxation...................................................  32
Description of the Trust; Fund Shares......................  35
Financial Statements.......................................  37

Excelsior Funds
6 St. James Avenue, Boston, Massachusetts 02116
(617) 423-0800

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated January 1, 1997 (the "Prospectus"), as the same may be amended from time to time. This Statement of Additional Information should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Fund's Distributor at the address and telephone number shown above. Terms used but not defined herein, which are defined in the Prospectus, are used herein as defined in the Prospectus.

         SHARES OF THE FUND ("SHARES") ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND THE SHARES ARE NOT FEDERALLY INSURED BY GUARANTEED BY OR OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. THE FUND SEEKS TO MAINTAIN ITS NET ASSET VALUE PER SHARE AT $1.00 FOR PURPOSES OF PURCHASES AND REDEMPTIONS, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUING BASIS. INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE
PRINCIPAL AMOUNT INVESTED.

         This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

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                                    THE TRUST

         The Trust is an open-end diversified management investment company which was organized as a business trust under the laws of the State of Delaware on October 25, 1993. Shares of the Trust have been divided into separate series. This Statement of Additional Information describes the Excelsior Institutional Money Fund (the "Fund" or "Institutional Money Fund"). As of the date hereof, there are no other active series of the Trust, although new series may be added from time to time.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The investment objective of the Institutional Money Fund is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Institutional Money Fund by investing all the investable assets of the Fund in Cash Reserves Portfolio, a diversified open-end management investment company with the same investment objective as the Institutional Money Fund. Cash Reserves Portfolio seeks to achieve this investment objective by investing in U.S. dollar-denominated money market obligations with maturities of 397 days or less issued by U.S. and non-U.S. issuers.

         Citibank, N.A. ("Citibank") is the investment adviser (the "Adviser") of the Portfolio. The Adviser manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies. The selection and management of investments for the Portfolio and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces.

         The following discussion supplements the information contained in the Prospectus concerning the investment objectives, policies and restrictions of the Fund. Since the investment characteristics of the Fund correspond directly to those of the Portfolio, references below to the Portfolio's investment objective, strategies and techniques also include the Fund.

         The Trust may withdraw the Fund's investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would be invested in accordance with the investment objective, policies and restrictions described below and in the Prospectus with respect to the Portfolio. The approval of the Institutional Money Fund's shareholders is not required to change the Fund's investment objective or any of its investment policies.

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                             Cash Reserves Portfolio

         The approval of the investors in Cash Reserves Portfolio is not required to change Cash Reserves Portfolio's investment objective or any of the Portfolio's investment policies discussed below, including those concerning security transactions, other than the Portfolio's concentration policy with respect to bank obligations described in paragraph (1) below, which is fundamental and may not be changed without investor approval.

         Cash Reserves Portfolio seeks to achieve its investment objective through investments limited to the following types of U.S. dollar-denominated money market instruments. All investments by Cash Reserves Portfolio mature or will be deemed to mature within 397 days from the date of acquisition, and the average maturity of the investments held by Cash Reserves Portfolio (on a dollar-weighted basis) will be 90 days or less. All investments by Cash Reserves Portfolio are in high quality securities (i.e., rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each, an "NRSRO") assigning a rating to the security or issuer, or if only one NRSRO assigned a rating, that NRSRO, or, in the case of an investment which is not rated, of comparable quality as determined by the Adviser, and are determined by the Adviser to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. Under the Investment Company Act of 1940 (the "1940 Act") the Institutional Money Fund and Cash Reserves Portfolio are each classified as "diversified", although in the case of the Fund, all of its assets are invested in the Portfolio. A "diversified investment company" must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

         Cash Reserves Portfolio will limit its investments to the types of instruments described below:

(1) Bank obligations. Cash Reserves Portfolio invests at least 25% of its assets, and may invest up to 100% of its assets, in bank obligations. These obligations include, but are not limited to, negotiable certificates of deposit, bankers' acceptances and fixed time deposits. This concentration policy is fundamental and may not be changed without the approval of the investors in Cash Reserves Portfolio. Cash Reserves Portfolio limits its investments in U.S. bank obligations (including their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the

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U.S. Government. Cash Reserves Portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation ("FDIC"), through either the Bank Insurance Fund or the Savings Association Insurance Fund, having total assets of less than $1 billion, provided that Cash Reserves Portfolio at no time owns more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully insured by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by Cash Reserves Portfolio, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on Cash Reserves Portfolio's right to transfer a beneficial interest in the deposit to a third party.

         U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

         Cash Reserves Portfolio limits its investments in non-U.S. bank obligations (i.e., obligations of non-U.S. branches and subsidiaries of U.S. banks, and U.S. and non-U.S. branches of non-U.S. banks) to U.S. dollar-denominated obligations of banks which at the time of investment are branches or subsidiaries of U.S. banks which meet the criteria in the preceding paragraphs or are branches of non-U.S. banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by Cash Reserves Portfolio. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Cash Reserves Portfolio also limits its investments in non-U.S. bank obligations to banks, branches and

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subsidiaries located in Western Europe (United Kingdom, France, Germany,
Belgium, the Netherlands, Italy, Switzerland), Scandinavia (Denmark, Norway, Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Cash Reserves Portfolio does not purchase any bank obligation of the Adviser or an affiliate of the Adviser.

         Since Cash Reserves Portfolio may hold obligations of non-U.S.
branches and subsidiaries of U.S. banks, and U.S. and non-U.S. branches of non-U.S. banks, an investment in the Institutional Money Fund involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by Cash Reserves Portfolio, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by Cash Reserves Portfolio. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

         The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, Cash Reserves Portfolio will purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the "Board of Governors"). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank, and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, Cash Reserves Portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

         U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, Cash Reserves Portfolio will purchase obligations only of those U.S. branches of non-U.S.

banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

Non-U.S. banks in whose obligations Cash Reserves Portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

(2) Obligations of, or guaranteed by, non-U.S. governments. Cash Reserves Portfolio limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland), Scandinavia (Denmark, Norway, Sweden), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in paragraph 1 above in connection with the purchase of non-U.S. bank obligations.

(3) Commercial Paper rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or, if not rated, determined to be of comparable quality by or on behalf of the Board of Trustees of Cash Reserves Portfolio, such as unrated commercial paper issued by corporations having an outstanding unsecured debt issue currently rated Aaa by Moody's or AAA by Standard & Poor's. (For a description of these ratings see the Appendix to the Prospectus.)

(4) Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal National Mortgage Association, and (iii) obligations of the Student Loan Marketing Association, respectively.

(5) Repurchase agreements, providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities which may have maturities in excess of 397 days. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase.

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The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to Cash Reserves Portfolio's custodian either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. If the vendor of a repurchase agreement becomes bankrupt, Cash Reserves Portfolio might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral. Cash Reserves Portfolio may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. Cash Reserves Portfolio will not enter into any repurchase agreements with the Adviser or an affiliate of the Adviser. The restrictions and procedures described above which govern Cash Reserves Portfolio's investment in repurchase agreements are designed to minimize Cash Reserves Portfolio's risk of losses in making those investments.

(6) Asset-backed securities, which may include securities such as Certificates for Automobile Receivables ("CARS") and Credit Card Receivable Securities ("CARDS"), as well as other asset-backed securities that may be developed in the future. CARS represent fractional interests in pools of car installment loans, and CARDS represent fractional interests in pools of revolving credit card receivables. The rate of return on asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables.
(See "Asset-Backed Securities" below.)

         Cash Reserves Portfolio does not purchase securities which the Portfolio believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of Cash Reserves Portfolio's investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of Cash Reserves Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments.

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         Asset-Backed Securities. As set forth above, Cash Reserves Portfolio may purchase asset-backed securities that represent fractional interests in pools of retail installment loans, both secured (such as CARS) and unsecured, or leases or revolving credit receivables, both secured and unsecured (such as CARDS). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

         Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by Cash Reserves Portfolio because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, Cash Reserves Portfolio may invest in other asset- backed securities that may be developed in the future.

         Lending of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate income, Cash Reserves Portfolio may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or

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withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Adviser determines to make loans, it is intended that the value of the securities loaned by the Portfolio would not exceed 33 1/3% of the value of its net assets.

                             Investment Restrictions

         The Trust, on behalf of the Fund, and the Portfolio have each adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund or the Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio, respectively, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively, are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         Except as described below, whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio (or the concentration policy described in paragraph (1) above), the Fund will hold a meeting of its shareholders and will cast its vote proportionately as instructed by its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nevertheless be voted on by the trustees of the Trust on behalf of the Fund.

         The Trust, on behalf of the Institutional Money Fund, and Cash Reserves Portfolio may not:

         (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Trust or the Portfolio may borrow from banks in an amount not to exceed one third of the value of the net

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         assets of the Fund or the Portfolio, respectively, including the amount borrowed. Moreover, neither the Trust (on behalf of the Fund) nor the Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Portfolio, respectively (taken in each case at market value). It is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities); for additional related restrictions, see clause (i) under the caption "Non-Fundamental Restrictions" below;

         (2) purchase any security or evidence of interest therein on margin, except that either the Trust, on behalf of the Fund, or the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

         (3) underwrite securities issued by other persons, except that all the assets of the Fund may be invested in the Portfolio and except insofar as either the Trust or the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a security;

         (4) make loans to other persons except (a) through the lending of securities held by either the Fund or the Portfolio, but not in excess of 33 1/3% of the Fund's or the Portfolio's net assets, as the case may be, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this paragraph 4 the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan; for additional related restrictions, see clause (x) under the caption "Non-Fundamental Restrictions" below;

         (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and the Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio);

         (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of the assets of the Fund or the Portfolio, respectively

         (taken at market value at the time of each investment) may be invested in any one industry, except that the Portfolio will invest at least 25% of its assets and may invest up to 100% of its assets in bank obligations; provided that, if the Trust withdraws the investment of the Fund from the Portfolio, the Trust will invest the assets of the Fund in bank obligations to the same extent and with the same reservation as the Portfolio; and provided further, that nothing in this investment restriction is intended to affect the Fund's ability to invest 100% of its assets in the Portfolio; or

         (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.

                          Non-Fundamental Restrictions

         The Trust, on behalf of the Fund, and the Portfolio will not, as a matter of operating policy:

         (i) borrow money for any purpose in excess of 10% of the total assets of the Fund or the Portfolio, respectively (taken in each case at cost);

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund or the Portfolio, respectively (taken in each case at market value);

         (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

         (iv) invest for the purpose of exercising control or management, except that all of the assets of the Fund may be invested in the Portfolio;

         (v) purchase securities issued by any registered investment company, except that all of the assets of the Fund may be invested in the Portfolio, and except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) and the Portfolio will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund or the Portfolio, respectively (taken in each case at the greater of cost or market value), to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Portfolio; and provided further, that the Portfolio shall not purchase securities issued by any open-end investment company;

         (vi) taken together with any investments described in clause (x) below, invest more than 10% of the net assets of the Fund or the Portfolio, respectively, in securities that are not readily marketable, including debt securities for which there is no established market (and fixed time deposits and repurchase agreements maturing in more than seven days), except that all the assets of the Fund may be invested in the Portfolio;

         (vii) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class, except that all the assets of the Fund may be invested in the Portfolio;

         (viii) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

         (ix) write, purchase or sell any put or call option or any combination thereof;

         (x) taken together with any investments described in clause (vi) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund or the Portfolio, respectively (in each case taken at market value), would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days), except that all the assets of the Fund may be invested in the Portfolio;

         (xi) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund or the Portfolio, respectively, except that all the assets of the Fund may be invested in the Portfolio;

         (xii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund or the Portfolio, respectively (in each case taken at market value), is held as collateral for such sales at any one time (the Portfolio does not presently intend to make such sales); or

         (xiii) purchase any security if as a result, the Fund would then have more than 5% of its total assets invested in the securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

         These policies are not fundamental and may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio without approval by the Fund or the Portfolio's other investors.

         Percentage and Rating Restrictions. If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or the Portfolio or a later change in the rating of a security held by the Fund or the Portfolio will not be considered a violation of policy.

                             SECURITIES TRANSACTIONS

         The Portfolio's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolio does not anticipate paying brokerage commissions. Any transaction for which the Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of investors in the Portfolio, rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

         Investment decisions for the Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

         No transactions are executed with the Adviser, or with any affiliate of the Adviser, acting either as principal or as broker.

                                YIELD INFORMATION

         Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held by the Portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

         From time to time, the Trust in its advertising and sales literature for the Fund may refer to the growth of assets managed or administered by the Adviser over certain time periods. Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report and other publications.

         The annualized current seven-day yield of the Institutional Money Fund for the period ended August 31, 1996 was 5.27%. For the same period, the annualized effective seven-day yield of the Institutional Money Fund, based upon dividends declared daily and reinvested monthly, was 5.40%.

                   DETERMINATION OF NET ASSET VALUE; VALUATION
                        OF SECURITIES; REDEMPTION IN KIND

         The Prospectus discusses when the net asset value of the Fund is determined for purposes of sales and redemptions. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the total assets of the Portfolio less the Fund's pro rata share of the Portfolio's liabilities. The following is a description of the procedures used by the Portfolio in valuing its assets.

         The valuation of the Portfolio's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

         The Portfolio's use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 under the 1940 Act ("Rule 2a-7"). The Portfolio will also maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having or deemed to have remaining maturities of 397 days or less (or instruments subject to a repurchase agreement having a duration of 397 days or less), and invest only in securities determined by or under the supervision of its Board of Trustees to be of high quality and to present minimal credit risks.

         Pursuant to Rule 2a-7, the Board of Trustees of the Portfolio also has established procedures designed to allow the Fund (and other investors in the Portfolio) to stabilize, to the extent reasonably possible, the Fund's price per share at $1.00, as computed for the purpose of sales and redemptions. These procedures include review of the Portfolio's holdings by its Board of Trustees, at such intervals as each Board deems appropriate, to determine whether the value of the Portfolio's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

         Rule 2a-7 also provides that the extent of any deviation between the value of the Portfolio's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio's Board of Trustees. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to new or existing investors, pursuant to the rule, the Portfolio's Board of Trustees must cause the Portfolio to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; or valuing the Portfolio's assets by using available market quotations.

         The Trust, on behalf of the Fund, and the Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made in securities by the Portfolio or the Fund, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust will redeem in kind Fund shares only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Portfolio. The Portfolio has advised the Trust that it will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

     Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange (the "Exchange") is open for business. As of 3:00 P.M. (Eastern time) on each such day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of such time of valuation on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time of valuation on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the time of valuation on the following day the Exchange is open for trading.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares are continuously offered for sale by Signature Broker-Dealer Services, Inc. ("SBDS" or the "Distributor"), a wholly-owned subsidiary of Signature Financial Group, Inc. ("Signature"). As described in the Prospectus, Shares are offered for sale directly only to institutional investors ("Institutional Investors"). Different types of customer accounts at certain Institutional Investors (a "Shareholder Organization") may be used to purchase Shares, including eligible agency and trust accounts. In addition, a Shareholder Organization may automatically "sweep" the accounts of its customers ("Customers") not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customers in shares selected by its Customers. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization. Check writing privileges are available to investors upon request to the Trust.

         As stated in the Prospectus, no sales charge is imposed by the Trust on the purchase of shares or reinvestment of dividends or distributions.

         The Trust may suspend the right of redemption or postpone the date of payment for shares for more than 7 days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

         In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than the shareholder's original investment due to changes in the market prices of the portfolio securities of the Fund or the Portfolio.

                             Other Investor Programs

         As described in the Prospectus, shares of the Fund may be exchanged for Institutional Shares of any investment portfolio of Excelsior Institutional Trust. Shares of the Fund may be purchased in connection with Unit Investment Trust Automatic Dividend Reinvestment Plans, the Automatic Investment Program, and certain Retirement Programs.

                    MANAGEMENT OF THE TRUST AND THE PORTFOLIO

         The trustees and officers of the Trust and the Portfolio and their principal occupations during the past five years are set forth below. Unless otherwise indicated below, the address of each trustee and officer is 6 St. James Avenue, Boston, Massachusetts.

                       Trustees and Officers of the Trust

Trustees and Officers

                  The trustees and officers of the Trust, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                            Position                       Principal Occupation
                                            with the                       During Past 5 Years and
Name and Address                            Trust                          Other Affiliations
----------------                            ---------                      -----------------------
Rodman L. Drake                             Trustee                        Director, Excelsior Funds,
c/o KMR Power Corp.                                                        Inc. and Excelsior Tax-Exempt
30 Rockefeller Plaza                                                       Funds, Inc. (since 1996);
Suite 5425                                                                 Trustee, Excelsior
New York, NY  10112                                                        Institutional Trust (since
Age: 53                                                                    1994); Director, Parsons
                                                                           Brinkerhoff, Inc. (engineering
                                                                           firm) (since 1995); President,
                                                                           Mandrake Group (investment and
                                                                           consulting firm) (since 1994);
                                                                           Director, Hyperion Total
                                                                           Return Fund, Inc. and four
                                                                           other funds for which Hyperion
                                                                           Capital Management, Inc.
                                                                           serves as investment adviser
                                                                           (since 1991); Co-chairman, KMR
                                                                           Power Corporation (power
                                                                           plants) (since 1993);
                                                                           Director, The Latin American
                                                                           Growth Fund (since 1993);
                                                                           Member of Advisory Board,
                                                                           Argentina Private Equity Fund
                                                                           L.P. (from 1992 to 1996)and
                                                                           Garantia L.P (Brazil) (from
                                                                           1993 to 1996); and Director,
                                                                           Mueller Industries, Inc. (from
                                                                           1992 to 1994).

                                            Position                       Principal Occupation
                                            with the                       During Past 5 Years and
Name and Address                            Trust                          Other Affiliations
----------------                            ---------                      -----------------------
W. Wallace McDowell                         Trustee                        Director, Excelsior Funds,
c/o Prospect Capital                                                       Inc. and Excelsior Tax-Exempt
   Corp.                                                                   Funds, Inc. (since 1996);
43 Arch Street                                                             Trustee, Excelsior
Greenwich, CT  06830                                                       Institutional Trust (since
Age: 60                                                                    1994); Private Investor (since
                                                                           1994); Managing Director,
                                                                           Morgan Lewis Githens & Ahn
                                                                           (from 1991 to 1994) and
                                                                           Director, U.S. Homecare
                                                                           Corporation (since 1992),
                                                                           Grossmans, Inc. (from 1993 to
                                                                           1996), Children's Discovery
                                                                           Centers (since 1984),
                                                                           ITI Technologies, Inc. (since
                                                                           1992) and Jack Morton
                                                                           Productions (since 1987).

Jonathan Piel                               Trustee                        Director, Excelsior Funds,
558 E. 87th Street                                                         Inc. and Excelsior Tax-Exempt
New York, NY  10128                                                        Funds, Inc. (since 1996); Vice
Age:  58                                                                   President and Editor,
                                                                           Scientific American, Inc.
                                                                           (from 1986 to 1994); Director,
                                                                           Group for The South Fork,
                                                                           Bridgehampton, New York (since
                                                                           1993); and Member, Advisory
                                                                           Committee, Knight Journalism
                                                                           Fellowships, Massachusetts
                                                                           Institute of Technology (since
                                                                           1984).

Frederick S. Wonham*                        Trustee                        Retired; Director of Excelsior
238 June Road                                                              Funds, Inc. and Excelsior Tax-
Stamford, CT  06903                                                        Exempt Funds, Inc. and
Age:                                                                       Excelsior Institutional Trust
                                                                           (since 1995); Vice Chairman of
                                                                           U.S. Trust Corporation and
                                                                           U.S. Trust Company of New York
                                                                           (until 1995); Chairman, U.S.
                                                                           Trust of Connecticut.

----------------------
* This trustee is considered to be an "interested person" of the Trust as defined in the 1940 Act.

                                            Position                       Principal Occupation
                                            with the                       During Past 5 Years and
Name and Address                            Trust                          Other Affiliations
----------------                            ---------                      -----------------------
W. Bruce McConnel, III                      Secretary                      Partner of the law firm of
Philadelphia National                                                      Drinker Biddle & Reath.
 Bank Building
1345 Chestnut Street
Philadelphia, PA 19107
Age:

Linda T. Gibson                             Assistant                      Legal Counsel and Assistant
Age: 31                                     Secretary                      Secretary, Signature (since
                                                                           June 1991); Assistant
                                                                           Secretary, SBDS (since
                                                                           November 1992); law student,
                                                                           Boston University School of
                                                                           Law (prior to May 1992).

John R. Elder                               Treasurer                      Vice President, Signature
Age: 48                                                                    (since April 1995); Treasurer,
                                                                           Phoenix Family of Mutual Funds
                                                                           (Phoenix Home Life Mutual
                                                                           Insurance Company) (from 1983
                                                                           to March 1995).

Molly S. Mugler                             Assistant                      Legal Counsel and Assistant
Age: 45                                     Secretary                      Secretary of Signature since
                                                                           December 1988; Assitant
                                                                           Secretary of SBDS since April
                                                                           1989.

         Each trustee receives an annual fee of $4,000 plus a meeting fee of $250 for each meeting attended and is reimbursed for expenses incurred in attending meetings. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust. The employees of SBDS do not receive my compensation from the Trust for acting as officers of the Trust. As of December 28, 1996, U.S. Trust held of record substantially all of the outstanding shares of the Institutional Money Fund, but did not own such shares beneficially and did not have discretion to vote or invest such shares. As of December 28, 1996, all trustees and officers of the Trust and the Portfolio as a group owned less than 1% of the outstanding shares of the Fund.

         The compensation paid to the trustees for the fiscal year ended August 31, 1996 is set forth in the chart below.


                                                      PENSION OR
                                                      RETIREMENT
                                                      BENEFITS                                TOTAL COMPENSATION
                              AGGREGATE               ACCRUED AS PART    ESTIMATED ANNUAL     FROM THE TRUST AND
                              COMPENSATION            OF TRUST           BENEFITS UPON        FUND COMPLEX* PAID
                              FROM THE TRUST          EXPENSES           RETIREMENT           TO TRUSTEES
                              --------------          ---------------    -----------------    ------------------
Rodman L. Drake               $10,000                 None               None                 (4)**$10,000

W. Wallace McDowell           $10,000                 None               None                 (4)**$10,000

Jonathan Piel                 $10,000                 None               None                 (4)**$10,000

Frederick S. Wonham***        $ 1,660                 None               None                 (4)**$14,424



  * The "Fund Complex" consists of the Trust, Excelsior Funds, Inc.,
Excelsior Tax-Exempt Funds, Inc., Excelsior Institutional Trust and UST Master Variable Series, Inc. The Trust has no pension plan.

 ** Number of investment companies in the Fund Complex for which trustee serves as director or trustee.

*** Mr. Wonham was elected to the Board of Trustees of the Trust on December 15, 1995.

                     Trustees and Officers of the Portfolio

     The trustees and officers of Cash Reserves Portfolio, their ages and principal occupations during the past five years are set forth below.

                            Trustees of the Portfolio

     The Trustees of Cash Reserves Portfolio are:

     ELLIOTT J. BERV - Chairman and Director, Catalyst, Inc. (Management Consultants) (since August 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June 1991 to July 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine 04110. His age is 53.

     WALTER E. ROBB, III - President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the Landmark and MFS families of funds. His address is 35 Farm Road, Sherborn, Massachusetts 01770. His age is 70.

     MARK T. FINN - President and Director, Delta Financial, Inc. (since June 1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April 1990); Director, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia 23451. His age is 53.

     PHILIP W. COOLIDGE* - President of the Portfolio; Chairman,
Chief Executive Officer and President, Signature (since December
1988) and SBDS (since April 1989).  His age is 45.

--------------------------

* This Trustee is considered to be an "interested person" of the Portfolio as defined in the 1940 Act.

                            Officers of the Portfolio

     In addition to Messrs. Coolidge and Elder, who hold similar positions with the Portfolio, the following are officers of Cash Reserves Portfolio:

     SAMANTHA M. BURGESS; 27* -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolios; Assistant Vice
President, Signature Financial Group, Inc. (since November 1995);
Graduate Student, Loyola University (prior to August 1995).

     PHILIP W. COOLIDGE; 45* -- President of the Trust and the
Portfolios; Chairman, Chief Executive Officer and President,
Signature Financial Group, Inc., and The Landmark Funds Broker-
Dealer Services, Inc. (since December, 1988).

     CHRISTINE A. DRAPEAU; 26* -- Assistant Secretary and Assistant Treasurer; Assistant Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).

     JOHN R. ELDER; 48* -- Treasurer of the Trust and the Portfolios; Vice President, Signature Financial Group, Inc. (since April 1995); Treasurer, The Landmark Funds Broker-Dealer Services, Inc. (since April 1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (from 1983 to March 1995).

     LINDA T. GIBSON; 31* -- Secretary of the Trust and the Portfolios; Vice President, Signature Financial Group, Inc. (since May 1992); Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since October 1992); law student, Boston University School of Law (from September 1989 to May 1992).

     JOAN A. GULINELLO; 41* -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolios; Vice President, Signature Financial Group, Inc. (since October 1993); Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since October
1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October 1993).

     JAMES E. HOOLAHAN; 49* -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolios; Senior
Vice President, Signature Financial Group, Inc.

     SUSAN JAKUBOSKI; 32* -- Vice President, Assistant Treasurer and Assistant Secretary of Cash Reserves Portfolio and Assistant Secretary of the Trust (since August, 1994); Vice President, Signature Financial Group (Cayman) Ltd. (since August, 1994); Senior Fund Administrator, Signature Financial Group, Inc. (since August, 1994); Assistant Treasurer, Signature Broker-Dealer Services, Inc. (since September, 1994); Fund Compliance Administrator, Concord Financial Group (November, 1990 to August, 1994) Her address is Elizabethan Square, George Town, Grand Cayman Islands, BWI.

     MOLLY S. MUGLER; 45* -- Assistant Secretary of the Trust and the Portfolios; Vice President, Signature Financial Group, Inc.;
Assistant Secretary, The Landmark Funds Broker-Dealer Services,
Inc. (since December, 1988).

     KARYN A. NOKE; 25* -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolios; Vice
President, Signature Financial Group (Cayman) Ltd. (since
September, 1996); Assistant Vice President, Signature Financial
Group, Inc. (May 1993 to August 1996); Student, University of
Massachusetts (prior to May, 1993).

     SHARON M. WHITSON; 48* -- Assistant Secretary and Assistant
Treasurer of the Trust and the Portfolios; Assistant Vice
President, Signature Financial Group, Inc. (since November,
1992); Associate Trader, Massachusetts Financial Services Company
(prior to November, 1992).

     JULIE J. WYETZNER; 37* -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolios; Vice
President, Signature Financial Group, Inc.

     Mesdames. Gibson, Mugler and Jakuboski and Messrs. Coolidge and Elder and Lenz may also hold similar positions for other investment companies for which SBDS or an affiliate serves as the principal underwriter.

     The compensation paid to the trustees of Cash Reserves Portfolio for the year ended August 31, 1996 is set forth in the table below.



                                                        PENSION OR                              TOTAL
                                                        RETIREMENT                              COMPENSATION
                                                        BENEFITS                                FROM CASH
                                 AGGREGATE              ACCRUED AS           ESTIMATED          RESERVES
                                 COMPENSATION           PART OF CASH         ANNUAL             PORTFOLIO AND
                                 FROM CASH              RESERVES             BENEFITS           FUND COMPLEX
                                 RESERVES               PORTFOLIO'S          UPON               PAID TO
                                 PORTFOLIO              EXPENSES             RETIREMENT         TRUSTEES*
                                 ------------           -------------        ----------         --------------
Elliott J. Berv                  $4,820.78              None                 None                $42,000

Philip W. Coolidge                 None                 None                 None                $42,000

Mark T. Finn                     $4,072.98              None                 None                $42,000

Walter E. Robb, III              $7,495.67              None                 None                $46,500



------------------

* Messrs. Coolidge, Berv, Finn and Robb are trustees of 28, 12, 14 and 12 funds, respectively, of the Landmark Family of Funds.

                                 Indemnification

     The Trust's Trust Instrument provides that it will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees, or in a written opinion of independent counsel , that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Declaration of Trust of the Portfolio provides for similar indemnification of the trustees and officers of the Portfolio.

                               Investment Advisers

     Citibank manages the assets of the Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement"). Subject to such policies as the Portfolio's Board of Trustees may determine, the Adviser manages the securities of the Portfolio and makes investment decisions for the Portfolio. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Advisory Agreement will continue in effect as long as such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the trustees of the Portfolio who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

     The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by vote of a majority of the outstanding voting securities of the Portfolio or by a vote of a majority of the Portfolio's Board of Trustees, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

     Cash Reserves Portfolio commenced investment operations on May 3, 1990. The Institutional Money Fund commenced investment operations (and its investments in the Portfolio) on November 8, 1993.

     The Prospectus contains a description of the fees payable to the Adviser under the Advisory Agreement. For the fiscal years ended August 31, 1994, 1995 and 1996 the fees paid to the Adviser under the Advisory Agreement were $1,806,314, $4,097,854 and $6,140,512, respectively (of which $943,419,
$2,306,161 and $3,426,821 was voluntarily waived for the fiscal years ended August 31, 1994, 1995 and 1996, respectively).

     The Glass-Steagall Act prohibits certain financial institutions, such as Citibank or U.S. Trust, from engaging in the business of underwriting securities of open-end investment companies, such as the Trust or the Portfolio. Based on advice of counsel, it is the position of Citibank that the investment advisory services and the sub-administrative activities performed by Citibank with respect to the Portfolio do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act. In addition, counsel for Citibank has advised Citibank that the combination of individually permissible activities by Citibank is consistent with the Glass-Steagall Act and other relevant federal or state legal and regulatory precedent. It is the position of U.S. Trust that (a) the investment advisory services performed by U.S. Trust with respect to the Trust do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act, and (b) the combination of individually permissible activities by U.S. Trust is consistent with the Glass-Steagall Act and other relevant federal or state legal and regulatory precedent. There is presently no controlling precedent regarding the performance of the combination of investment advisory and sub-administrative activities by banks. State laws on this issue may differ from applicable federal laws and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Future changes in either federal or state statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future federal or state statutes and regulations, could prevent Citibank or U.S. Trust from continuing to perform such services for the Trust or the Portfolio. If Citibank were to be prevented from acting as the Adviser or sub-administrator for the Portfolio, or if U.S. Trust were to be similarly prevented from providing supplemental investment advice to the Trust with respect to the Fund, the Trust and the Portfolio would seek alternative means for providing such services. The Trust does not expect that the Fund's shareholders would suffer any adverse financial consequences as a result of any such occurrence.

                                 Administrators

     The Portfolio has adopted an Administrative Services Plan (the "Administrative Plan") which provides that the Portfolio may obtain the services of an administrator, a transfer agent and a custodian, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Plan, the administrative services fee payable to SFG may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for its then-current fiscal year. The Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Portfolio's Trustees and a majority of the Portfolio's Trustees who are not "interested persons" of the Portfolio and who have no direct or indirect financial interest in the operation of the Administrative Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Plan requires that the Portfolio provide to its Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Plan. The Administrative Plan may be terminated at any time by a vote of a majority of the outstanding voting securities of the Portfolio. The Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Portfolio and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

     SBDS provides the Trust, and Signature Financial Group (Cayman), Ltd. ("SFG Cayman"; together with SBDS, the "Administrators") provides the Portfolio, with general office facilities, equipment and clerical personnel. The Administrators supervise the overall administration of the Trust and the Portfolio. These administrative services include, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust and the Portfolio; the preparation and filing of all documents required for compliance by the Trust and the Portfolio with applicable laws and regulations; the preparation and distribution of materials in connection with meetings of trustees and investors; and arranging for the maintenance of books and records of the Trust and the Portfolio. The Administrators provide persons satisfactory to the Boards of Trustees to serve as officers of the Trust and the Portfolio. Such officers, as well as certain other employees and trustees of the Trust and the Portfolio, may be directors, officers or employees of the Administrators or their affiliates.

     Each Administrative Services Agreement provides that the Administrator may render administrative services to others. Each Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the outstanding voting securities of the Trust or the Portfolios, or by either party on not more than 60 days' nor less than 30 days' written notice. Each Administrative Services Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under said Administrative Services Agreements.

     The Administrators are wholly-owned subsidiaries of Signature.

     The Prospectus contains a description of the fees payable to the Administrators under the Administrative Services Agreements. For the period ended August 31, 1994, the Fund accrued administration fees totalling $22,578, and for the fiscal years ended August 31, 1995 and 1996, the Fund accrued administration fees totalling $47,453 and $44,937, respectively.

     For the fiscal years ended August 31, 1994, 1995 and 1996, the administration fee payable to Signature Financial Group (Cayman), Ltd. under the Administrative Services Agreement were $602,105, $1,365,951 and $2,046,838, respectively. All such administration fees payable by the Portfolio for the fiscal years ended August 31, 1994, 1995 and 1996 were voluntarily waived.

                                Sub-Administrator

     Pursuant to a Sub-Administrative Services Agreement, Citibank performs such subadministrative duties for the Portfolio, as may from time to time be agreed upon by The Landmark Funds Broker-Dealer Services, Inc., or by Citibank and Signature Cayman.


                              Service Organizations

     As stated in the Prospectus, the Trust will enter into agreements with Service Organizations. Such shareholder servicing agreements will require the Service Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for the Fund's payment

(on an annualized basis) of up to .40% of the average daily net assets of the Fund's shares beneficially owned by Customers of the Service Organization. Such services may include: (a) assisting Customers in designating and changing dividend options, account designations and addresses; (b) providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records, as may reasonably be requested from time to time by the Trust; (c) assisting in processing purchases, exchange and redemption transactions; (d) arranging for the wiring of funds; (e) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (f) verifying and guaranteeing Customer signatures in connection with redemption orders, transfers among and changes in Customer-designated accounts; (g) providing periodic statements showing a Customer's account balances and, to the extent practicable, integrating such information with information concerning other client transactions otherwise effected with or through the Service Organization; (h) furnishing on behalf of the Trust's distributor (either separately or on an integrated basis with other reports sent to a Customer by the Service Organization) periodic statements and confirmations of all purchases, exchanges and redemptions of shares in a Customer's account required by applicable federal or state law; (i) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Trust to Customers; (j) receiving, tabulating and transmitting to the Trust proxies executed by Customers with respect to annual and special meetings of shareholders of the Trust; (k) providing reports (at least monthly, but more frequently if so requested by the Trust's distributor) containing state-by-state listings of the principal residences of the beneficial owners of the shares; and
(l) providing or arranging for the provision of such other related services as the Trust or a Customer may reasonably request.

         The Trust's agreements with Service Organizations are governed by an Administrative Services Plan (the "Plan") adopted by the Trust. Pursuant to the Plan, the Trust's Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Service Organizations and the purpose for which the expenditures were made. In addition, the arrangements with Service Organizations will be approved annually by a majority of the Trust's trustees, including a majority of the trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         Any material amendment to the Trust's arrangements with Service Organizations must be approved by a majority of the Trust's Board of Trustees (including a majority of the Disinterested Trustees). So long as the Trust's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Trust's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such non-interested Trustees.

     For the period November 8, 1993 (commencement of operations) through August 31, 1994, and for the fiscal years ended August 31, 1995 and 1996, payments to Service Organizations under the Plan and a predecessor administrative services plan totalled $70,263, $444,522 and $421,706, respectively.

                         Transfer Agents and Custodians

     U.S. Trust serves as custodian of the Fund's assets. U.S. Trust is a subsidiary of U.S. Trust Corporation, a registered bank holding company. CGFSC serves as the Trust's transfer and dividend disbursing agent. CGFSC is a wholly-owned subsidiary of The Chase Manhattan Bank, N.A.

     Under such agreement and as the Fund's custodian, U.S. Trust has agreed to
(i) maintain a separate account or accounts for the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive income and other payments and distributions on account of the Fund's portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Trust concerning the Fund's operations. As the Fund's transfer agent and dividend disbursement agent, CGFSC has agreed to (i) issue and redeem shares of the Fund; (ii) address and mail all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders;
(iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust concerning the Fund's operations. For their custody, transfer agency and dividend disbursement services, U.S. Trust and CGFSC are entitled to receive from the Trust such compensation as may be agreed upon from time to time by the Trust, U.S. Trust and CGFSC. In addition, U.S. Trust and CGFSC are entitled to be reimbursed for their out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

     U.S. Trust may, at its own expense, open and maintain custody accounts with respect to the Fund with other banks or trust companies, provided that U.S. Trust shall remain liable for the performance of all of its custodial duties under the Custody Agreement, notwithstanding any delegation.

     Cash Reserves Portfolio has entered into a Transfer Agency and Service Agreement with State Street Bank & Trust Company ("State Street"), pursuant to which State Street (or its affiliate State Street Canada, Inc.) acts as transfer agent for Cash Reserves Portfolio. The transfer agent maintains an account for each investor in the Portfolio and performs other transfer agency functions. Pursuant to Custodian Contracts, State Street also acts as custodian (the "Portfolio Custodian") of the Portfolio's assets. The Portfolio Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for Portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in the Portfolio. Securities held by the Portfolio may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depositary Trust Company and may be held by a sub-custodian bank if such arrangements are reviewed and approved by the Trustees of the Portfolio. The Portfolio Custodian does not determine the investment policies of the Portfolio or decide which securities the Portfolio will buy or sell. The Portfolio may, however, invest in securities of the Portfolio Custodian and may deal with the Portfolio Custodian as principal in securities transactions. For its services to the Portfolio, State Street receives such compensation as may from time to time be agreed upon by State Street and the Portfolio. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                             INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP and Price Waterhouse are the independent accountants and chartered accountants for the Fund and Cash Reserves Portfolio, respectively. Price Waterhouse LLP provides audit services and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of Price Waterhouse LLP is 160 Federal Street, Boston, Massachusetts 02110. The principal business address of Price Waterhouse is Suite 3000, Box 190, 1 First Canadian Place, Toronto, Ontario M5X1H7.

                                    TAXATION

                              Taxation of the Fund

     Each series of the Trust is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code (a "RIC") by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the

Fund's gross income, the amount of the Fund's distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund fails to qualify as a RIC in any year, the Fund would incur a regular corporate federal income tax upon its taxable income, and the Fund's distributions would continue to be taxable as ordinary dividend income to shareholders.

     Investment income received by the Fund from non-U.S. investments may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders any foreign tax credits with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine the Fund's effective rate of foreign tax in advance since that rate depends upon the proportion of the Portfolio's assets ultimately invested within various countries.

     Under interpretations of the Internal Revenue Service, (1) the Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's assets and will be deemed to be entitled to the Portfolio's income attributable to that share. The Portfolio has advised the Trust that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

                            Taxation of the Portfolio

     The Trust anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

                            Taxation of Distributions

     Dividends from income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. The Fund's distributions are not expected to qualify for the dividends-received deduction available to corporations. Distributions are taxable as described above whether paid in cash or in additional shares. Shareholders will be notified annually as to the federal tax status of distributions.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Trust must, and intends to, distribute during each calendar year substantially all of the Fund's ordinary income for that year and substantially all of its capital gain in excess of its capital losses for that year, plus any undistributed ordinary income and capital gains from previous years. For this and other purposes, a distribution will be treated as paid on December 31 if it is declared in December with a record date in such a month and paid by the Fund during January of the following calendar year. Accordingly, those distributions will be taxable to shareholders for the taxable year in which that December 31 falls.

     Withdrawals by the Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for federal income tax purposes, except that to the extent the cash proceeds of any withdrawal or distribution exceed the Fund's adjusted tax basis in its interest in the Portfolio, the Fund will generally realized gain for federal income tax purposes. In addition, if, upon a complete withdrawal (i.e., a redemption of its entire interest in its corresponding Portfolio), the Fund's adjusted tax basis in its interest in the Portfolio exceeds the proceeds of the withdrawal, the Fund will generally realize a loss for federal income tax purposes. The Fund's adjusted tax basis in its interest in its corresponding Portfolio will generally be the aggregate price paid therefor, increased by the amounts of its distributive share of items of realized net income (including income, if any, exempt from Federal income tax) and gain, and reduced, but not below zero, by the amounts of its distributive share of items of net loss and the amounts of any distributions received by the Fund.

                                 Other Taxation

     The Trust is organized as a Delaware business trust and, under current law, neither the Trust nor the Fund are liable for any income or franchise tax in the State of Delaware, provided that the Fund continues to qualify as a RIC for federal income tax purposes. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

     The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the State of Delaware.

     Fund shareholders may be subject to state and local taxes on Fund distributions to them by the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                      DESCRIPTION OF THE TRUST; FUND SHARES

     The Trust is a Delaware business trust established under a Trust Instrument dated October 25, 1993. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.00001 par value, which may be issued in separate series. Currently, the Trust has one active and thirteen inactive series, although additional series may be established from time to time. Each share of each series represents an equal proportionate interest in that series with each other share in that series.

     The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

     The Trust's trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders' rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or (d) submitted to shareholders for their approval by the trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the trustees may, without shareholder approval, (x) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (y) cause the Trust to incorporate under the laws of the State of Delaware.

     Shares of the Fund entitle their holder to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

     The Trust's Trust Instrument provides that obligations of the Trust are not binding upon the trustees individually but only upon the property of the Trust, that the trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees, or in a written opinion of independent counsel, that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the general corporation law of the State of Delaware; the courts of other states may not apply Delaware law, however, and shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and the Fund itself was unable to meet its obligations.

                              FINANCIAL STATEMENTS

     The audited financial statements and notes thereto in the Trust's Annual Report to Shareholders for the fiscal year ended August 31, 1996 (the "1996 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 1996 Annual Report are incorporated by reference herein. The financial statements included in the 1996 Annual Report have been audited by the Trust's independent accountants, Price Waterhouse LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1996 Annual Report may be obtained at no charge by telephoning the Trust at the number appearing on the front page of this Statement of Additional Information.

     The audited financial statements and notes thereto relating to the Portfolio and presented with the Trust's Annual Report to Shareholders for the fiscal year ended August 31, 1996 are incorporated in this Statement of Additional Information by reference. These financial statements have been audited by the Portfolio's chartered accountants, Price Waterhouse, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing.

Administrator and Distributor of the Fund

Signature Broker-Dealer Services, Inc.
6 St. James Avenue
Boston, MA  02116
(617) 423-0800


Investment Adviser of the Portfolio                   EXCELSIOR FUNDS

Citibank, N.A.                                    Excelsior Institutional
153 East 53rd Street                                    Money Fund
New York, NY  10043


Supplemental Investment Manager
of the Fund

United States Trust Company of New York
114 West 47th Street
New York, NY  10036


Custodian and Transfer Agent                       STATEMENT OF
of the Portfolio                                   ADDITIONAL INFORMATION
                                                   JANUARY 1, 1997
State Street Bank & Trust Company
225 Franklin Street
Boston, MA  02110


Transfer Agent to the Fund

Chase Global Funds Services Company
73 Tremont Street
Boston, MA  02108

Independent Accountants of the Fund

Price Waterhouse LLP
160 Federal Street
Boston, MA  02110

Independent Accountants of the Portfolio

Price Waterhouse
Suite 3000, Box 190
1 First Canadian Place
Toronto, Ontario  M5X1H7